UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 1, 2013

Exact Name of Registrant as
Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant's Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On March 6, 2013, CalAmp Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the Company’s acquisition of Wireless Matrix USA, Inc. (the “Acquisition”). This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Form 8-K”) is being filed solely to amend Item 9.01 of the Original Form 8-K to incorporate by reference the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the Acquisition. Except as described above, this Amended Form 8-K does not modify or update the Original Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

     The audited financial statements of Wireless Matrix Corporation for the years ended April 30, 2012 and 2011 and as of May 1, 2010, including the auditors' report thereon of Ernst & Young LLP and the notes thereto, beginning on page F-1 of Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-185590) filed on February 4, 2013 (the “Form S-3 Amendment”) are incorporated herein by reference.

     The unaudited interim financial statements of Wireless Matrix Corporation, including the unaudited consolidated statement of financial position of Wireless Matrix Corporation as of October 31, 2012, the unaudited consolidated statements of loss and comprehensive loss, cash flows and shareholders’ equity for the six months ended October 31, 2012 and 2011 and the related notes thereto, beginning on page F-49 of the Form S-3 Amendment are incorporated herein by reference.

(b) Pro forma financial information

     The unaudited pro forma condensed combined financial information, including the unaudited pro forma condensed combined balance sheet of CalAmp Corp. and Wireless Matrix Corporation as of November 30, 2012, the unaudited pro forma condensed combined statement of income of CalAmp Corp. and Wireless Matrix Corporation for the year ended February 28, 2012 and the nine months ended November 30, 2012 and the related notes thereto, included on pages 8 - 18 of the Form S-3 Amendment is incorporated herein by reference.

(d) Exhibits

10.1 *	Amendment dated March 1, 2013 to Loan and Security Agreement between Square 1 Bank, CalAmp Corp. and CalAmp’s principal domestic subsidiary.

23.1	Consent of Ernst & Young LLP.

       * Previously filed as Exhibit 10.1 to the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

May 9, 2013	By:	/s/ Richard Vitelle
Date	Richard Vitelle
Executive Vice President and CFO
(Principal Financial Officer)